Exhibit 10.1

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

EIGHTH AMENDMENT TO THE RESEARCH AND COMMERCIAL

LICENSE OPTION AGREEMENT

The Parties to the Research and Commercial License Option Agreement of October 1, 2005 as previously amended (“Agreement”).  Sangamo BioSciences, Inc., a Delaware corporation having its principal place of business at Point Richmond Tech Center, 501 Canal Boulevard, Suite A100, Richmond, CA 94804 (“Sangamo”), and Dow AgroSciences LLC, a Delaware limited liability company having its principal place of business at 9330 Zionsville Road, Indianapolis, IN 46268 (“DAS”), hereby further amend the Agreement as follows:

1.	Replace Section 1.63 with the following language:

“1.63 “Stacking Crop Product” means a Crop Product that:

(a) is a DAS Product,

(b) is the direct result of using one or more ZFP Products to:

(i) insert one or more DNA sequences from a different source into a plant, plant cell, or plant cell culture (in each case, whether constituting or derived from a vascular or non-vascular plant) wherein each such insertion causes a Trait that (A) is entirely due to expression of the protein encoded by such inserted DNA sequence (which DNA sequence has not been directly or indirectly modified through the use of a ZFP Product) and (B) is not due, in whole or in part, to (1) the modified expression of any pre-existing gene in such plant, plant cell or plant cell culture or (2) the modification or deletion of any coding or regulatory sequence of any pre-existing gene in such plant, plant cell or plant cell culture, or

(ii) deletes one or more existing DNA sequences in such plant, plant cell or plant cell culture that are not coding or regulatory sequences and do not have any known function, wherein such deletion(s) do not, separately or in combination, cause a Trait or modify the expression or coding sequence of any existing gene in such plant, plant cell or plant cell culture, and

(c) is not the result of any other activity in the Field.”

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE
DB2/ 30586364.1	COMMISSION

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

2.	Replace Section 8.10(a) with the following language:

8.10(a) DAS Product Royalties.

(a) Crop Products.  DAS shall pay royalties to Sangamo at the rate of (i) [***] of Net Average Trait Value of each Trait Crop Product and (ii) [***] of Net Average Trait Value of each Stacking Crop Product.  For each Trait Crop Product for which the Net Average Trait Value is not determinable (because consumers are unwilling to pay separately for it, e.g. drought tolerance), but the applicable Trait will help preserve or expand sales, DAS shall pay Sangamo [***] per acre of Trait Crop Product (this is equivalent, for example, to [***] per unit of corn, [***] per bag of canola, and [***] per bag of cotton).  For each Stacking Crop Product for which the Net Average Trait Value is not determinable, DAS shall pay Sangamo [***] per acre of Stacking Crop Product.

This Eighth Amendment to the Agreement is effective as of the date last signed below. All other terms and conditions of the Agreement shall remain the same.

AGREED TO AND ACCEPTED BY:

Dow AgroSciences LLC		Sangamo BioSciences, Inc.

By:	/s/ Timothy Hassinger	By:	/s/ Curt A. Herberts

Name:	Timothy Hassinger	Name:	Curt A. Herberts

Title:	President & CEO	Title:	VP, Corporate Development

Date:	August 19, 2016	Date:	July 28, 2016

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE
DB2/ 30586364.1	COMMISSION